SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2003

SOMERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27843	77-0521878
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5383 Hollister Avenue, Santa Barbara, CA		93111
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (805) 681-3322

Item 5.	Other Events.

On December 22, 2003, Somera Communications, Inc. (the “Registrant”) entered into a Separation Agreement and Release with Rick Darnaby, the Registrant’s former chief executive officer. The Separation Agreement and Release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

99.1	Separation Agreement and Release between the Registrant and Rick Darnaby.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERA COMMUNICATIONS, INC.

By:	/s/ C. STEPHEN CORDIAL
C. Stephen Cordial Chief Financial Officer and Acting Chief Executive Officer

Dated: December 23, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Separation Agreement and Release between the Registrant and Rick Darnaby.